UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2010

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            □ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 22, 2010, Cole Credit Property Trust II, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) with regard to, among other things, the determination by the Company’s board of directors of an estimated value of the Company’s common stock, as of June 22, 2010, of $8.05 per share, and the establishment of a new per share price for the Company’s common stock pursuant to the Company’s distribution reinvestment plan of $8.05, beginning July 15, 2010.  This Report on Form 8-K/A is being filed to supplement and clarify certain information provided in the Initial Report, as set forth below.  In all other respects, the Initial Report remains unchanged.

Item 8.01                   Other Events.

Determination of Estimated Per Share Value

Investment Philosophy and Total Return

Based upon the new estimated share value and reinvested distributions since September 23, 2005, the date that the Company first broke escrow and began acquiring properties, the total return to stockholders through May 28, 2010, including reinvested distributions, was 11.24%.  This compares favorably to that of the S&P 500 Index, which, including reinvested distributions, lost 1.02% over the same period of time.  Similarly, the total return to stockholders from September 23, 2005 through May 28, 2010, including cash distributions, was 11.31%, as compared to the S&P 500 Index, which, including cash distributions, lost 0.56%.  The Company previously reported that the S&P 500 Index lost 10.36% over the same period, which did not include distributions.

Share Purchase Price for Distribution Reinvestment Plan

As an accommodation to stockholders, for the month of July 2010, stockholders may elect to begin their participation in, or withdraw from their existing participation in, the Plan, by providing written notice to the Company on or before July 14, 2010.  Furthermore, participants in the Company’s distribution reinvestment plan whose distributions were reinvested on June 15, 2010 at 95% of the original offering price of $10.00 per share may exchange those shares for the amount of cash used to purchase them.  Participants electing to exchange such shares for cash must provide written notice of such election by August 31, 2010.  Such notices should be delivered to:

Distribution Reinvestment Plan Administrator
Cole Credit Property Trust II Investor Services Department
2575 East Camelback Road, Suite 500
 Phoenix, Arizona 85016

Stockholders who presently participate in the Plan do not need to take any action to continue their participation in the Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2010	COLE CREDIT PROPERTY TRUST II, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President and Chief Financial Officer